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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 15, 2002
                                 --------------
                Date of Report (Date of Earliest Event Reported)

                             HARRIS INTERACTIVE Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                    000-27577                16-1538028
----------------------------  ------------------------  ------------------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                  Identification Number)


            135 Corporate Woods, Rochester, New York               14623
          ----------------------------------------------        -------------
            (Address of Principal Executive Offices)             (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 272-8400
                                                           --------------


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.    OTHER EVENTS.

On March 15, 2002, Harris Interactive Inc. (the "Company") issued a press release announcing the retirement of David Clemm as vice chairman of the Company, effective April 1, 2002. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS

         Exhibit 99.1 Press Release issued by the Company on March 15, 2002 announcing the retirement of David Clemm as vice chairman of the Company.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HARRIS INTERACTIVE INC.
                                             (Registrant)


                                        By:       /s/  Bruce A. Newman
                                                 --------------------------
                                        Name:    Bruce A. Newman
                                        Title:   Chief Financial Officer
                                                 (Principal Financial Officer)

Dated: March 18, 2002





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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION

99.1 Press Release issued by Harris Interactive Inc. on March 15, 2002 announcing the retirement of David Clemm as vice chairman of Harris Interactive Inc.